Exhibit 25



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)   |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                           GTECH HOLDINGS CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     05-0451021
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                GTECH CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     05-0389840
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         GTECH RHODE ISLAND CORPORATION
               (Exact name of obligor as specified in its charter)


Rhode Island                                                 06-1493040
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         GTECH LATIN AMERICA CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     05-0449895
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

GTECH HOLDINGS CORPORATION
GTECH CORPORATION
GTECH RHODE ISLAND CORPORATION
GTECH LATIN AMERICA CORPORATION
55 Technology Way
West Greenwich, Rhode Island                                 02817
(Address of principal executive offices)                     (Zip code)

                                  _____________

               1-3/4% Convertible Debentures due December 15, 2021
                       (Title of the indenture securities)

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


1.        General  information.  Furnish  the  following  information  as to the
          Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

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          Name                              Address
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          Superintendent of Banks of the    2 Rector Street, New York,
          State of New York                 N.Y.  10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York  33 Liberty Plaza, New York,
                                            N.Y.  10045

          Federal Deposit Insurance Corporation Washington, D.C.  20429

          New York Clearing House Association   New York, New York   10005

          (b)    Whether it is authorized to exercise corporate trust powers.

          Yes.

2.        Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.       List of Exhibits.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of February, 2002.


                                              THE BANK OF NEW YORK


                                              By:/s/ MING SHIANG
                                                     Name:  MING SHIANG
                                                     Title: VICE PRESIDENT

                                                                       Exhibit 7


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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                            Dollar Amounts
                                                                  In Thousands

Cash and balances due from depository  institutions:
   Noninterest-bearing balances and currency and coin.............  $3,238,092
   Interest-bearing balances......................................   5,255,952
Securities:
   Held-to-maturity securities....................................      127,193
   Available-for-sale securities..................................   12,143,488
Federal funds sold and Securities purchased  under
     agreements to  resell........................................      281,677
Loans and lease financing receivables:
   Loans and leases held for sale.................................          786
   Loans and leases, net of unearned income.......................   46,206,726
   LESS: Allowance for loan and lease  losses.....................      607,115
   Loans and  leases,  net of  unearned  income and allowance.....   45,599,611
Trading Assets....................................................    9,074,924
Premises  and  fixed assets (including capitalized leases)........      783,165
Other real estate owned...........................................          935
Investments in unconsolidated subsidiaries and associated
     companies....................................................      200,944
Customers' liability to this bank on acceptances outstanding......      311,521
Intangible assets................................................
   Goodwill......................................................    1,546,125
   Other intangible assets.......................................        8,497
Other assets......................................................    8,761,129
Total assets......................................................  $87,334,039
                                                                     ==========
LIABILITIES
Deposits:
   In  domestic   offices.........................................  $28,254,986
   Noninterest-bearing............................................   10,843,829
   Interest-bearing...............................................   17,411,157
   In foreign  offices, Edge and  Agreement subsidiaries,
     and IBFs.....................................................   31,999,406
   Noninterest-bearing............................................    1,006,193
   Interest-bearing...............................................   30,993,213
Federal funds purchased and securities  sold  under
   agreements  to repurchase....................................    6,004,678
Trading liabilities...............................................    2,286,940
Other borrowed money: (includes  mortgage  indebtedness
   and obligations under capitalized  leases).....................    1,845,865
Bank's liability on acceptances  executed and
   outstanding....................................................      440,362
Subordinated notes and debentures.................................    2,196,000
Other liabilities.................................................    7,606,565
                                                                     ----------
Total liabilities.................................................  $80,634,802
                                                                    ===========
EQUITY  CAPITAL
Common stock......................................................    1,135,284
Surplus...........................................................    1,050,729
Retained earnings.................................................    4,436,230
Accumulated other comprehensive income............................       76,292
Other  equity  capital   components...............................            0
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Total equity capital..............................................    6,698,535
                                                                     ----------
Total liabilities and equity capital..............................  $87,334,039
                                                                     ==========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.



                                              Thomas J. Mastro,
                                              Senior Vice President and
                                                Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                             Directors
Alan R. Griffith